UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2011

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2000 W. Sam Houston Pkwy. S., Suite 1700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders was held on August 3, 2011. Matters voted on at the meeting consisted of:

1.	For the election of directors, all nominees were approved. The results were as follows:

Nominee	For	Withheld
Thomas N. Amonett	32,354,524	756,816
Stephen J. Cannon	32,942,237	169,103
William E. Chiles	33,005,222	106,118
Michael A. Flick	32,479,723	631,617
Ian A. Godden	32,939,480	171,860
Stephen A. King	32,948,958	162,382
Thomas C. Knudson	32,950,182	161,158
John M. May	30,421,587	2,689,753
Bruce H. Stover	32,503,112	608,228
Ken C. Tamblyn	32,984,494	126,846

2.	Proposal to approve the advisory vote on executive compensation. The results were as follows:

For	Against	Abstain	Broker No-Vote
29,958,729	3,128,195	24,416	1,299,739

3.	Proposal for advisory vote on frequency of future advisory votes on executive compensation. The results were as follows:

1 year	2 years	3 years	Abstain	Broker No-Vote
29,467,120	141,679	3,499,571	2,970	1,299,739

In accordance with the results of this advisory vote, Bristow Group Inc. (the “Company”) intends to hold future advisory votes on the compensation of its named executive officers, or “say-on-pay” votes, every year until it next holds an advisory vote on the frequency of say-on-pay votes as required under SEC rules.

4.	Proposal to approve and ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 31, 2012. The results were as follows:

For	Against	Abstain	Broker No-Vote
33,233,049	1,168,254	9,776	-0-

Item 8.01	Other Events.

At each annual meeting of stockholders of the Company, each non-employee director is granted a number of restricted stock units with a value of $100,000 at the closing price on the date of the annual meeting. The restricted stock units vest six months after the date of grant. On August 3, 2011, the Company amended its policy to allow eligible non-employee directors to elect to receive up to 50 percent of their annual restricted stock unit award in cash. This restricted cash award also vests six months after the date of grant. To be eligible to make this election, the director must be in compliance with the Company’s stock ownership guidelines for directors. The form of restricted cash award letter is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibit.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Outside Director Restricted Cash Award Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2011

BRISTOW GROUP INC.
(Registrant)

By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Outside Director Restricted Cash Award Letter